[GRAPHIC OF FLAGS OMITTED]

                         THE GABELLI GLOBAL GROWTH FUND
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000

               ---------------------------------------------------
                         [GRAPHIC OF FIVE STARS OMITTED]
               ---------------------------------------------------
               MORNINGSTAR RATED[TRADE MARK] GABELLI GLOBAL GROWTH
                 5 STARS OVERALL AND FOR THE THREE AND FIVE-YEAR
                   PERIOD ENDED 09/30/00 AMONG 3876 AND 2419
                      DOMESTIC EQUITY FUNDS, RESPECTIVELY.

                   -------------------------------------------
                                 #1 GLOBAL FUND
                   -------------------------------------------
                   LIPPER INC. RANKED GABELLI GLOBAL GROWTH #1
                     FOR THE FIVE-YEAR PERIOD ENDED 09/30/00
                            AMONG 117 GLOBAL FUNDS.*
                   -------------------------------------------

TO OUR SHAREHOLDERS,

      In the third quarter of 2000, multimedia stocks continued to drift lower. Profit taking, concern over valuations, a slowdown in headline making deals, and pricing pressure in the most competitive sectors of the media and telecommunications industry plagued the group. With rising oil prices and the plummeting euro threatening economic growth on the continent, European multimedia stocks were hit particularly hard.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2000, The Gabelli Global Growth Fund (the "Fund") Class AAA Shares' net asset value ("NAV") decreased 11.63%. The Morgan Stanley Capital International World Free Index of global equity markets and Lipper Global Fund Average declined 5.42% and 3.11%, respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 16.48% over the trailing twelve-month period. The Morgan Stanley
World Free Index and Lipper Global Fund Average rose 8.01% and 18.75%, respectively, over the same twelve-month period.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. *The Fund was ranked 128 out of 258 Global Funds tracked by Lipper Inc. for the one-year period, and 4 out of 175 Gloabl Funds for the three-year period ended 9/30/00. Lipper rankings are based upon twelve-month, three and five-year total returns at NAV.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------------------------------------
                                                                           Quarter
                                                  --------------------------------------------
                                                    1st         2nd         3rd         4th          Year
                                                    ---         ---         ---         ---          ----
  2000:   Net Asset Value ....................    $36.37      $31.46      $27.80        --            --
          Total Return .......................      3.4%      (13.5)%     (11.6)%       --            --
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................    $20.33      $23.52      $24.91       $35.17        $35.17
          Total Return .......................     19.7%       15.7%        5.9%        47.4%        116.1%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ....................    $16.45      $17.39      $15.17       $16.99        $16.99
          Total Return .......................     15.2%        5.7%      (12.8)%       21.4%         28.9%
--------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ....................    $11.79      $13.72      $15.02       $14.28        $14.28
          Total Return .......................      0.3%       16.4%        9.5%        10.9%         41.7%
--------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................    $12.57      $13.40      $13.22       $11.75        $11.75
          Total Return .......................      7.3%        6.6%       (1.3)%       (0.3)%        12.5%
--------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................    $10.62      $11.28      $12.30       $11.72        $11.72
          Total Return .......................      3.6%        6.2%        9.0%        (1.8)%        17.9%
--------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ....................     $9.90       $9.97      $10.54       $10.25        $10.25
          Total Return .......................     (1.0)%(b)    0.7%        5.7%        (2.8)%         2.5%(b)
--------------------------------------------------------------------------------------------------------------




                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999      $1.465           $33.50
December 28, 1998      $1.385           $16.56
December 31, 1997      $2.370           $14.28
December 31, 1996      $1.436           $11.75
December 29, 1995      $0.363           $11.72

----------------------------------------------------------
          Average Annual Returns (Class AAA Shares)
          -----------------------------------------
                   September 30, 2000 (a)
                   ----------------------
1 Year .........................................    16.48%
5 Year .........................................    28.09%
Life of Fund (b) ...............................    24.26%
----------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 7, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

      For the five-year period ended September 30, 2000, the Fund's total return averaged 28.09% annually, versus average annual total returns of 14.13% and 15.05% for the Morgan Stanley World Free Index and Lipper Global Fund Average, respectively. Since inception on February 7, 1994 through September 30, 2000, the Fund had a cumulative total return of 324.16%, which equates to an average annual total return of 24.26%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares.

Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the third quarter ended September 30, 2000, The Gabelli Global Growth Fund Class A Shares, Class B Shares and Class C Shares declined 11.64%, 11.68% and 11.68%, respectively. The Class A Shares, Class B Shares and the Class C Shares ended the third quarter with net asset values of $27.79, $27.76 and $27.76, respectively.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.


                                                             [PIE CHART OMITTED]

                                         HOLDINGS BY GEOGRAPHIC REGION - 9/30/00

                                 EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS:
                                 UNITED STATES 48.3%
                                 EUROPE 24.2%
                                 JAPAN 16.3%
                                 ASIA/PACIFIC RIM 8.3%
                                 CANADA 2.9%

COMMENTARY

TMT

      Technology, media, and telecommunications ("TMT") stocks produced exceptional returns in 1997-99. This year, media and telecommunications stocks languished. This is partially the result of good old-fashioned profit taking in stocks that had delivered spectacular returns and momentum investors were dumping.

      However, there are other factors that have temporarily soured investors on media and telecommunication stocks. Consolidation has slowed as regulators here and abroad are redefining "competitive" standards. European regulators rejected Time Warner's proposed acquisition of European recorded music powerhouse EMI. The WorldCom/Sprint merger was derailed by U.S. regulators. U.S. antitrust authorities are taking a hard look at the Time Warner/AOL deal. These actions have put potential international telecommunications acquirers such as Deutsche Telecom temporarily on hold. Smaller deals without antitrust implications are being completed. However, these smaller deals do not generate the kind of headlines that captivate investors. Is this the start of a global regulatory backlash? We do not think so. Consolidation in these industries makes economic sense in a truly global marketplace.

      The constricted capital markets are also causing disruption. As a result of the "dot.com" stock massacre, the new issue market appears to be closed for the season and venture capital firms have pulled in their horns. Internet start-ups are not the only companies being hurt. Promising young media and telecommunications companies are just not going to be able to survive without being able to tap the equity or venture capital markets for cash infusions. These cash-burn casualties will be absorbed by larger entities at rock-bottom prices, indiscriminately depressing asset values for more worthy competitors. For example, Time Warner Telecom scooped up bankrupt competitive local exchange carrier ("CLEC") GST Telecommunications at a fire sale price. Shortly thereafter, virtually every CLEC stock got shelled.

      Media and telecommunications companies do face serious challenges in the years ahead. Not all will be up to the task. The Internet is the competitive tool of the future, but not all media companies will make a successful transition into the online world. This will be a particularly tough hurdle for print media companies without a well-planned Internet strategy. The long distance telephony market is besieged by cutthroat competition and pricing. This will likely continue for the foreseeable future as margins and earnings are sacrificed on the altar of market share. Technology will bring new entrants and established companies will have to fight vigorously to preserve their franchises.

      All things considered, how do we feel about the media and telecommunications stocks that have rewarded us so generously over the past several years, but performed so poorly in 2000? Just fine thank you. There are going to be winners and losers in these rapidly changing industries. Risk and reward always go hand in hand. Going forward, stock selection remains the key to making money in these dynamic industries. The silver lining in the cloud overhanging the media and telecommunications groups is that we now have more value oriented opportunities to choose from. We believe if we do our analysis, we can identify many of the companies that will prosper while avoiding most of those that will fail. A solid stock picking batting average in these groups should produce attractive long-term returns.

A MEDIA BASTILLE DAY?

      In recent years, regulatory barricades in the media industry have been coming down. Television and radio station cross-ownership barriers have fallen and broadcast companies have been allowed to substantially expand their national footprints. But, there are still walls preventing media companies from realizing their full potential. Media companies are not permitted to own television stations and newspapers in the same market. Broadcasters and cable television companies still have onerous and unnecessary restrictions on the number of customers they can service. We believe as the Internet Age unfolds--making information and entertainment instantly available to an increasing percentage of the American public--media companies will be liberated from largely unnecessary restrictions. Federal Communications Commission ("FCC") Chairman William Kennard is retiring after the election. The new FCC boss, whether a Democrat or a Republican, may promote more market oriented regulation. Eventually, common sense and economic realities will rise above politics, and media companies will be unshackled. Our portfolio is well positioned to celebrate a Bastille Day for the media industry. Content will again be King--just as Cash is again King.

SPECTRUM

      America is well behind the rest of the developed world in building state-of-the-art wireless communications systems. One of the reasons is that the FCC has kept tight control over the transmission spectrum needed to fully develop wireless networks. Broadcasters have been allocated large chunks of spectrum to be used to deliver high definition television ("HDTV"). It now appears that the demand for HDTV will fall well short of previous expectations. Currently, there is a debate over whether the FCC should retake control of this spectrum or allow broadcasters to sell it on the open market. We think the latter option makes more sense. This is a win/win situation. Broadcasters could make a bundle by auctioning off spectrum and wireless communications companies would be able to acquire the spectrum they need to further develop their systems.

INVESTMENT SCOREBOARD

      Several wireless communications companies boosted the Fund's performance during the third quarter of 2000. Centennial Cellular Corp., United States Cellular Corp., and Telephone & Data Systems Inc. all posted positive gains for the quarter. Broadcasting companies, namely Chris-Craft Industries and Young Broadcasting Inc., also enhanced the Funds performance.

      Telecommunications stocks such as PSINet Inc., Koninklijke KPN, and Sprint Corp. had a negative impact on the Fund.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2000.

AT&T CORP. (T - $29.375 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local and wireless communications services, cable television and Internet communications services. Recently, the company announced that it would split into four separate companies. After the restructuring, AT&T Wireless will be converted from a tracking stock to an independent common stock. AT&T Broadband, which includes cable, will have an initial public offering (IPO) for a tracking stock, and within 12 months of the IPO the tracking stock will be converted into common stock. AT&T Consumer will become a new consumer tracking stock that will mirror the performance of the companies' residential long distance and WorldNet Internet access business. AT&T's principal unit would be AT&T Business, and shareholders would ultimately own all four.

CABLE & WIRELESS PLC (CWP - $42.5625 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Its key assets include: (1)
ownership in leading voice, data & ISP networks in the U.K. and U.S.; (2) numerous stakes in undersea telecom network routes; and (3) a strong regional presence in Asia/Pacific, Europe and the Caribbean/Latin America. Sale of Cable & Wireless HKT plc to Pacific Century Cyberworks (PCW - $11.00 - NYSE) closed on August 17, 2000. As a result of this transaction, CWP holds a meaningful position in PCW.

CABLEVISION SYSTEMS CORP. (CVC - $66.3125 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market--New York. Cablevision is a leader in delivering cutting-edge technological innovation, such as high speed cable, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the New York Knicks, the New York Rangers and the MSG network. Cablevision also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

LIBERTY MEDIA GROUP (LMG'A - $18.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

NIPPON BROADCASTING SYSTEM INC. (4660.T - $55.71 - TOKYO STOCK EXCHANGE) is the top listener-rated AM radio broadcaster in Japan and also operates a music subsidiary, Pony Canyon. Nippon distributes its content through the Internet, digital satellite, mobile Internet and terrestrial means. The company is also a large shareholder of Fuji Television.

TELEPHONE & DATA SYSTEMS INC. (TDS - $110.70 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $70.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless (VSTR - $116.0625 - Nasdaq), TDS now owns 35.6 million shares of VSTR valued at over $4.0 billion. VSTR is in the process of being acquired by Deutsche Telecom (DT - $34.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

U.S. CELLULAR CORP. (USM - $70.00 - AMEX) is a 81% owned subsidiary of TDS and is a wireless carrier with cellular licenses covering over 25 million people primarily in rural and suburban markets. USM currently serves over 2.8 million subscribers and is an important roaming partner for national wireless carriers such as ATT Wireless (AWE - $20.875 - NYSE), Verizon Wireless (VZ - $48.4375 -
NYSE), and Sprint PCS (PCS - $35.125 - NYSE).

USA NETWORKS INC. (USAI - $21.9375 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

VIVENDI (EX.PA - $74.30 - PARIS STOCK EXCHANGE) recently announced plans to merge with Canal Plus, of France, and Seagram, of Canada. Vivendi has announced plans to spin-off Vivendi Environment. At the completion of the merger, Vivendi will have completed its transition from France's largest environmental services company to a global communications company engaged in film, music and communications. The group also owns 44% of Cegetel, France's second largest telecommunications operator.

VOICESTREAM WIRELESS CORP. (VSTR - $116.0625 - NASDAQ) is one of the remaining two U.S. independent national wireless service providers with PCS licenses covering over 220 million people. VSTR was spun-off of Western Wireless about 18 months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a dominant standard in Europe. VSTR is in the process of being acquired by Deutsche Telecom (DT - $34.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share. The merger is pending regulatory approval and is expected to close in 2001. DT ownership will provide VSTR with significant financial resources and allow it to aggressively build out its licensed territory and gain market share in the growing domestic wireless industry.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      After a long and rewarding run, multimedia stocks have gone from being market darlings to market discards. In this instance, the market's trash is our treasure. Media and telecommunications businesses still have exceptional global growth potential, which we believe will be realized in the years ahead. We believe the group continues to present a wealth of investment opportunities for disciplined and selective investors.

                                   Sincerely,

      /S/ SIGNATURE                               /S/ SIGNATURE
      MARC J. GABELLI                             IVAN ARTEAGA, CFA
      Team Portfolio Manager                      Associate Portfolio Manager


October 16, 2000


    --------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2000
    --------------------------------------------------------------------
    AT&T Corp.                          Vivendi
    Telephone & Data Systems Inc.       USA Networks Inc.
    VoiceStream Wireless Corp.          Nippon Broadcasting System Inc.
    Liberty Media Group                 Cablevision Systems Corp.
    Cable & Wireless Plc                United States Cellular Corp.

    --------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------


                 COMMON STOCKS -- 95.2%
                 AUTOMOTIVE -- 2.1%
    211,000      Toyota Motor Corp. ...........................      $ 8,337,684
                                                                     -----------
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.1%
    300,000      Delphi Automotive Systems Corp.+ .............        4,537,500
                                                                     -----------
                 BROADCASTING -- 8.0%
     52,200      Ackerley Group Inc. ..........................          522,000
     48,151      Audiofina ....................................        5,217,732
     19,570      Chris-Craft Industries Inc.+ .................        1,612,079
     65,000      Clear Channel Communications Inc.+ ...........        3,672,500
    125,000      Granada Media plc ............................          833,504
     40,000      Infinity Broadcasting Corp.+ .................        1,320,000
    172,000      Nippon Broadcasting System Inc. ..............        9,582,085
    145,700      NRJ Groupe+ ..................................        5,734,196
    570,000      Seven Network Ltd. ...........................        2,308,378
     28,500      Young Broadcasting Inc., Cl. A+ ..............          895,969
                                                                     -----------
                                                                      31,698,443
                                                                     -----------
                 BUSINESS SERVICES -- 4.2%
    407,000      Cendant Corp.+ ...............................        4,426,125
    163,000      Vivendi ......................................       12,110,939
                                                                     -----------
                                                                      16,537,064
                                                                     -----------
                 CABLE -- 5.4%
    140,000      Cablevision Systems Corp., Cl. A+ ............        9,283,750
     50,000      Charter Communications Inc., Cl. A+ ..........          813,281
    119,462      NTL Inc.+ ....................................        5,532,584
    200,000      UnitedGlobalCom Inc., Cl. A+ .................        6,000,000
                                                                     -----------
                                                                      21,629,615
                                                                     -----------
                 COMMUNICATIONS EQUIPMENT-- 1.7%
    250,000      Furukawa Electric Co. Ltd. ...................        6,905,886
                                                                     -----------
                 COMPUTER SOFTWARE AND SERVICES-- 3.5%
     34,000      Electronic Arts Inc.+ ........................        1,678,750
     35,000      Genuity Inc.+ ................................          228,594
     75,000      Microsoft Corp.+ .............................        4,518,750
    400,000      PSINet Inc.+ .................................        3,850,000
     36,900      Softbank Corp. ...............................        3,448,918
                                                                     -----------
                                                                      13,725,012
                                                                     -----------
                 CONSUMER SERVICES -- 1.8%
    430,000      Ticketmaster Online-City Search Inc.+ ........        7,283,125
                                                                     -----------
                 ELECTRONICS -- 6.3%
     58,500      Kyocera Corp. ................................        8,932,538
     97,000      Philips Electronics NV .......................        4,174,482
     33,000      Samsung Electronics Co. ......................        5,977,671
     58,000      Sony Corp. ...................................        5,882,658
                                                                     -----------
                                                                      24,967,349
                                                                     -----------



                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                          -----------

                 ENTERTAINMENT -- 9.1%
     95,000      EMI Group plc ................................      $   758,470
     66,500      GC Companies Inc.+ ...........................          199,500
    740,000      Liberty Media Group, Cl. A+ ..................       13,320,000
    190,000      Publishing & Broadcasting Ltd. ...............        1,378,812
     60,000      SMG plc ......................................          247,057
     45,000      Time Warner Inc. .............................        3,521,250
    504,000      USA Networks Inc.+ ...........................       11,056,500
     55,000      Viacom Inc., Cl. A+ ..........................        3,217,500
     40,000      Viacom Inc., Cl. B+ ..........................        2,340,000
                                                                     -----------
                                                                      36,039,089
                                                                     -----------
                 FINANCIAL SERVICES -- 0.2%
     10,310      Invik & Co. AB, Cl. B ........................          956,829
                                                                     -----------
                 PUBLISHING -- 6.7%
    532,800      Arnoldo Mondadori Editore SpA ................        6,337,708
     52,000      Harcourt General Inc. ........................        3,068,000
    807,400      Independent News &
                   Media plc, Dublin, New Shares ..............        2,953,116
     76,000      News Corp. Ltd., ADR .........................        4,260,750
    213,700      PRIMEDIA Inc.+ ...............................        3,499,337
    100,000      Promotora de Informaciones SA ................        2,259,010
     19,000      Scripps (E.W.) Co., Cl. A ....................        1,026,000
        400      Tribune Co. ..................................           17,450
    289,700      United News & Media plc ......................        3,124,605
                                                                     -----------
                                                                      26,545,976
                                                                     -----------
                 REAL ESTATE -- 0.5%
    165,000      Cheung Kong (Holdings) Ltd. ..................        1,994,545
                                                                     -----------
                 RETAIL -- 0.4%
    180,000      Blockbuster Inc., Cl. A ......................        1,586,250
                                                                     -----------
                 SATELLITE -- 1.1%
     50,000      General Motors Corp., Cl. H+ .................        1,859,000
         40      JSAT Corp. ...................................          429,391
    354,000      Loral Space & Communications Ltd.+ ...........        2,168,250
                                                                     -----------
                                                                       4,456,641
                                                                     -----------
                 TELECOMMUNICATIONS: BROADBAND -- 0.0%
     48,000      ICG Communications Inc.+ .....................           21,000
                                                                     -----------
                 TELECOMMUNICATIONS: LOCAL -- 6.7%
     45,600      AT&T Canada Inc.+ ............................        1,392,582
     61,700      AT&T Canada Inc., Cl. B+ .....................        1,881,850
    120,500      BellSouth Corp. ..............................        4,850,125
    340,000      Citizens Communications Co. ..................        4,568,750
    115,000      Rogers Communications Inc., Cl. B+ ...........        2,724,756
     90,600      Rogers Communications Inc., Cl. B, ADR+ ......        2,146,087
    186,200      Verizon Communications .......................        9,019,062
                                                                     -----------
                                                                      26,583,212
                                                                     -----------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                          -----------

                 TELECOMMUNICATIONS: LONG DISTANCE -- 8.0%
    587,500      AT&T Corp. ...................................      $17,257,812
        560      DDI Corp. ....................................        3,679,438
     65,200      KDD Corp. ....................................        4,651,374
     40,000      Qwest Communications International Inc.+ .....        1,922,500
     85,000      Sprint Corp.+ ................................        2,491,562
    174,000      Viatel Inc.+ .................................        1,783,500
                                                                     -----------
                                                                      31,786,186
                                                                     -----------
                 TELECOMMUNICATIONS: NATIONAL -- 12.5%
    125,000      British Telecommunications plc ...............        1,314,017
    150,000      Cable & Wireless plc .........................        2,140,129
    240,000      Cable & Wireless plc, ADR ....................       10,215,000
     50,000      China Unicom Ltd., ADR+ ......................        1,090,625
     99,000      HPY Holding - HTF Holding Oyj Abp, Cl. A .....        3,537,212
        235      Japan Telecom Co. Ltd.                                6,785,120
    162,528      KPN NV .......................................        3,539,582
  1,741,500      Olivetti SpA+ ................................        4,794,642
    603,200      Portugal Telecom SA ..........................        6,201,052
    318,200      Telecom Italia SpA ...........................        3,380,685
     23,700      Telecom Italia SpA, ADR ......................        2,488,500
     80,700      Telecom Italia SpA, Cl. RNC ..................          440,089
    189,817      Telefonica SA ................................        3,760,361
                                                                     -----------
                                                                      49,687,014
                                                                     -----------
                 WIRELESS COMMUNICATIONS -- 15.8%
      1,000      AT&T Wireless Group+ .........................           20,875
    167,200      Centennial Cellular Corp., Cl. A+ ............        3,678,400
     25,000      China Mobile (Hong Kong) Ltd., ADR+ ..........          810,937
        125      NTT DoCoMo Inc.+ .............................        3,585,971
     92,100      Rogers Wireless
                   Communications Inc., Cl. B+ ................        2,797,537
    147,700      Telephone & Data Systems Inc. ................       16,350,390
     27,000      Teligent Inc., Cl. A+ ........................          351,000
    131,700      United States Cellular Corp.+ ................        9,219,000
  2,419,584      Vodafone Group plc ...........................        9,032,821
     47,500      Vodafone Group plc, ADR ......................        1,757,500
    116,387      VoiceStream Wireless Corp.+ ..................       13,508,166
     45,000      Western Wireless Corp., Cl. A+ ...............        1,603,125
                                                                     -----------
                                                                      62,715,722
                                                                     -----------
                 TOTAL COMMON STOCKS ..........................      377,994,142
                                                                     -----------


                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                          -----------

                 PREFERRED STOCKS -- 1.0%
                 BUSINESS SERVICES -- 0.1%
     34,000      MindArrow Systems Inc.
                   Pfd., Ser. C+ (a) ..........................       $  371,875
                                                                     -----------
                 ENTERTAINMENT -- 0.1%
    350,000      Village Roadshow Ltd., Pfd. ..................          229,351
                                                                     -----------
                 PUBLISHING -- 0.8%
     66,500        News Corp. Ltd., Pfd., ADR .................        3,117,188
                                                                     -----------
                 TOTAL PREFERRED STOCKS .......................        3,718,414
                                                                     -----------
  PRINCIPAL
   AMOUNT
  ---------

                 CORPORATE BONDS -- 0.0%
    $50,000      USA Networks Inc.,
                   Sub. Deb. Cv.,
                   7.000%, 07/01/03 ............................          49,938
                                                                     -----------
     SHARES
     ------

                 WARRANTS -- 0.0%
      6,800      MindArrow Systems Inc., Warrants+(a) .........                0
                                                                     -----------
                 TOTAL INVESTMENTS -- 96.1%
                   (Cost $364,336,474) ........................      381,762,494

                 OTHER ASSETS AND
                   LIABILITIES (NET) -- 3.9% ..................       15,576,234
                                                                     -----------
                 NET ASSETS -- 100.0%
                   (14,293,799 shares outstanding) ............     $397,338,728
                                                                    ============
----------------------
(a) Restricted security and fair valued under procedures established by Board of Directors.
+     Non-income producing security.
ADR - American Depositary Receipt.



                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE         VALUE
    --------------------------      ------     ------------
    North America ............       51.2%     $195,531,354
    Europe ...................       24.2%       92,456,875
    Asia/Pacific Rim .........        8.3%       31,553,202
    Japan ....................       16.3%       62,221,063
                                    ------     ------------
                                    100.0%     $381,762,494
                                    ======     ============


                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTI-CLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTI-CLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTI-CLASS)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTI-CLASS)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK} FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTI-CLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2% (MULTI-CLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ____________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)        PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTI-CLASS) TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and
  capital appreciation. (MULTI-CLASS)                               TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTI-CLASS)          TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTI-CLASS)                                                     TEAM MANAGED

GABELLI GOLD FUND _________________________
  Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation.
  Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
  Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
  diversification. (MULTI-CLASS)                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 www.gabelli.com
                                    OR, CALL:
                                  1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

        Gabelli Global Series Funds, Inc.
         THE GABELLI GLOBAL GROWTH FUND
              One Corporate Center
            Rye, New York 10580-1434
                  1-800-GABELLI
                [1-800-422-3554]
               FAX: 1-914-921-5118
             HTTP://WWW.GABELLI.COM
            E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily by calling
         1-800-GABELLI after 6:00 P.M.)

                 BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                     OFFICERS

Mario J. Gabelli, CFA           James E. McKee
PRESIDENT AND CHIEF             SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER


                  DISTRIBUTOR
            Gabelli & Company, Inc.

 CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
      State Street Bank and Trust Company

                 LEGAL COUNSEL
   Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
-------------------------------------------------------------------------------
GAB442Q300SR



                                             [PHOTO OF MARIO J. GABELLI OMITTED]


                                        THE
                                        GABELLI
                                        GLOBAL
                                        GROWTH
                                        FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000